SELIGMAN
                                    --------

                                 COMMUNICATIONS
                                AND INFORMATION
                                   FUND, INC.

                                [GRAPHIC OMITTED]


                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                -----------------

                              SEEKING CAPITAL GAIN
                                  BY INVESTING
                                  IN COMPANIES
                                OPERATING IN THE
                                 COMMUNICATIONS,
                                INFORMATION, AND
                               RELATED INDUSTRIES


                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & Co. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


[GRAPHIC OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that professional investment management could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

   TABLE OF CONTENTS

   To the Shareholders .................................  1
   Interview With Your Portfolio Manager ...............  2
   Federal Tax Status of 2000 Gain
     Distribution for Taxable Accounts .................  5
   Performance Overview ................................  6
   Portfolio Overview ..................................  8
   Portfolio of Investments ............................ 10
   Statement of Assets and Liabilities ................. 15
   Statement of Operations ............................. 16
   Statements of Changes in Net Assets ................. 17
   Notes to Financial Statements ....................... 18
   Financial Highlights ................................ 24
   Report of Independent Auditors ...................... 26
   Board of Directors .................................. 27
   Executive Officers and For More Information ......... 28
   Glossary of Financial Terms ......................... 29

TO THE SHAREHOLDERS

The year 2000 was a difficult one for equity investors, particularly for those invested in technology stocks. For the one-year period ended December 31, 2000, Seligman Communications and Information Fund delivered a disappointing total return of -37.50% based on the net asset value of Class A shares. During the same time, the technology stock market, as measured by the H&Q Technology Index, returned -35.52%, while the Fund's peers, as measured by the Lipper Science & Technology Funds Average, returned -33.19%.

While the year's stock market performance was disappointing for most investors, it had begun optimistically, with all major stock indices at record highs. By the end of the first quarter, however, investors had become concerned that the economy was not slowing as the Federal Reserve Board had intended, making more aggressive rate hikes necessary. In addition, increasing energy prices were adding to fears that corporate profits would be diminished.

Investor nervousness affected technology stocks in particular. For calendar-year 2000, the Nasdaq Composite Index (a technology-heavy index) was down a record-breaking 39%. This, however, was just on the heels of another record-breaking year in which the Index posted a gain of 86%.

On January 3, 2001, the Fed surprised markets by lowering the federal funds rate by 50 basis points. Then again, on January 31, in a widely anticipated move, the Fed lowered rates an additional 50 basis points, placing the federal funds rate back where it had been at year-end 1999. In addition to a reversal of the Fed's tightening policy, a tax-rate cut now seems likely under the new administration. Such a move should further spur economic growth, providing a positive environment for equities. Both interest-rate reductions and tax-rate reductions bode well for economic growth and positive stock market performance.

While our outlook for 2001 is guardedly optimistic, investors should remember the lessons of 2000. First, diversification, even within a specific investment sector, remains important. Second, last year's markets reinforced the value of professional management and investment advice. The phenomenon of day trading lost much of its appeal as investors realized that simply buying stocks that had gone up in the past was not a sound long-term strategy. Professional management -- such as provided through mutual funds -- offers diversification, experience, and a long-term perspective. Financial advisors can provide valuable guidance in building portfolios investors can feel comfortable with during difficult times, helping them to ride the market's ups and downs for their long-term advantage. They can also help investors to remain focused on their long-term financial objectives and goals, which may have been particularly difficult during last year's technology-stock correction.

Thank you for your continued confidence in Seligman Communications and Information Fund. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,




/s/ WILLIAM C. MORRIS
--------------------------
William C. Morris
Chairman

                                /s/ BRIAN T. ZINO
                                -----------------------
                                Brian T. Zino
                                President

February 16, 2001

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

Q: HOW DID SELIGMAN COMMUNICATIONS AND INFORMATION FUND PERFORM DURING THE FISCAL YEAR ENDED DECEMBER 31, 2000?

A: For the one-year period ended December 31, 2000, Seligman Communications and Information Fund posted a total return of -37.50% based on the net asset value of Class A shares. During the same time, the H&Q Technology Index, which measures the performance of the technology market, returned -35.52%, and the Lipper Science & Technology Funds Average, which measures the performance of the Fund's peers, returned -33.19%. The broad stock market, as measured by the Standard & Poor's Composite Stock Index (S&P
     500), returned -9.11%.

Q:   WHAT ECONOMIC AND MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE DURING
     2000?

A: The year 2000 was a discouraging one for technology investors. After returning a record-breaking 86% in 1999, the Nasdaq Composite Index (a technology-heavy stock index) delivered its worst-ever performance in 2000, with a loss of 39%. This correction occurred due to a confluence of events. Since June 1999, the Federal Reserve Board had been moving toward a tighter monetary policy. As credit contracted, liquidity was drained from the market. High-tech start-ups, many of which had easily found financing in 1998 and 1999, were suddenly faced with less- forgiving credit and capital markets. As these companies faltered, investor confidence wavered and even companies with strong fundamentals were cast aside by nervous investors.

     In addition to reduced liquidity in the market, industry fundamentals broadly began to weaken. Even the Internet was not immune. Internet traffic growth slowed in 2000, and click-through rates on banner ads declined precipitously. As a result, Internet advertising rates plummeted. Faced with mounting cash flow and profit deficits, Internet companies had no choice but to retrench, cutting their own budgets for both traditional and Internet advertising, and reining in expansion plans.

     The personal computer (PC) market also began to mature, and its growth rate slowed. Businesses and individuals are simply not upgrading PCs as frequently as they once did. This caused the unit growth rate for the PC industry to slow dramatically from about 18% for 1997 - 1999, to about 10% to 12% by year-end 2000. We anticipate a continuation of this slower rate of growth though 2001.

     Sales of wireless phones also failed to meet the high expectations that industry analysts had set at the beginning of the year. In 1999, 265 million wireless phones were sold, and 450 million were expected to be sold in 2000. Actual sales for 2000 fell considerably short of this forecast at 405 million units. Expectations for 2001 have now also been reduced from 600 million to 500 million phones or less.

     The telecommunications industry also experienced weakening fundamentals last year. After three years of unprecedented growth in capital spending, in which industry expenditures grew twice as fast as revenues, spending slowed sharply in late 2000, foreshadowing a difficult 2001 for communications equipment suppliers.

     All these factors, in addition to an economic slowdown around the world, caused significant reductions in the near-term growth rates for every subsector of technology, including semiconductors and other electronics components.

Q: WHAT SECTOR ALLOCATION DECISIONS BENEFITED THE FUND'S PERFORMANCE DURING THIS TIME?

A: While no area of technology was spared the effects of this correction, the Internet sector -- one of the most richly valued areas in 1999 -- was among the worst hit. Fortunately, the Fund had almost no exposure to



WEST COAST TECHNOLOGY GROUP:

Gregory Cote, Marianne Hurlow (Administrative Assistant), Patrick Renda, Vishal Saluja, Reema Shah, Paul Wick (Portfolio Manager).

EAST COAST TECHNOLOGY GROUP:

Shanean Austin (Administrative Assistant), Christopher J. Boova, Storm Boswick, Thomas P. Hirschfeld, James Nguyen, Richard M. Parower, Sangeeth Peruri, Lawrence Rosso, James Henry Swiggett, Sushil Wagle, Steven Werber.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

     this area. We had maintained for some time that Internet companies were highly speculative due to their lack of earnings and negative cash flow. However, in spite of these shaky fundamentals, many traded at unprecedented valuations. In 1999, our decision to exclude this group hurt the Fund's returns, but in 2000 we were gratified that we had maintained our standards for evaluating securities for the portfolio.

     The Fund also benefited from its low exposure to telecom services in 2000. During this time, both small start-up telecom companies, as well as large, established companies, delivered weak performances.

     The Fund's holdings in contract manufacturing companies helped overall returns. There has been a growing demand throughout the world for outsourcing of electronics manufacturing, which is what these companies specialize in. Outsourcing enables other technology companies to concentrate on design work and minimize investment in plants, equipment, and labor. The Fund's best performer in this group was Sanmina.

Q:   WHAT SECTOR ALLOCATION DECISIONS DETRACTED FROM THE FUND'S PERFORMANCE?

A: At year-end, the Fund's largest industry weighting was semiconductors and its third-largest industry weighting was electronics capital equipment. For the first eight months of the year, stocks in these sectors held up well and these large weightings benefited performance. However, in September, these stocks declined significantly in anticipation of economic weakness and slower PC industry growth, hurting overall performance for the year.

     The Fund also suffered as a result of its exposure to consulting and information services companies that specialize in creating websites and e-business plans for other companies, many of which were Internet companies. When Internet companies faltered, this sector declined with them.

     At the beginning of the year, the Fund's holdings in mainframe software stocks declined significantly, hurting overall performance for the year. We had anticipated that these companies would see a falloff in spending on Year 2000 (Y2K) readiness during the fourth quarter of 1999. However, spending on remediation and testing continued strongly through year-end, leading us to believe that they had come through the anticipated Y2K freeze unscathed. However, the projected falloff became reality at the end of the first quarter 2000, and mainframe software stocks declined significantly at that time.

Q:   WHAT HOLDINGS BENEFITED THE FUND'S PERFORMANCE?

A: Check Point Software, the leading provider of firewall software, was our top-performing stock during 2000. There has been voracious demand for corporate Internet security, and Check Point's revenues and earnings grew in excess of 100%.

     Rational Software, the world leader in software test and development tools, delivered strong performance for the Fund. As software complexity rises, we believe that the market for these products will continue to grow.

     Sungard Data Systems, the leading provider of software for financial institutions for foreign exchange and option trading, also made a positive contribution to performance. The company has a stable revenue stream and strong cash flow, which allowed it to maintain value even during last year's correction.

Q:   WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A: Microsoft was the largest detractor from performance. Initially, the stock declined as a result of the US government's lawsuit against the company and the possible court-ordered breakup of Microsoft. Later, the stock fell further in response to the slowdown in the PC and PC-software markets.

     Electronics for Imaging also hurt the Fund's overall performance during the year. The market leader in controllers for digital color copiers and high-end color



A TEAM APPROACH

Seligman Communications and Information Fund is managed by the Seligman Global Technology Team, headed by Paul H. Wick. Mr. Wick and his team of seasoned research professionals visit with the management of hundreds of technology companies each year to identify those that offer the greatest potential for growth. Stocks purchased for the Fund are continually monitored by the Team, and disciplined buy/sell policies are followed.

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
PAUL H. WICK

     laser printers, it suffered when the copier market slowed in 2000 and its biggest customer, Xerox, cut back on inventory. Product delays at customers Canon and Ricoh also pressured the company's fundamentals.

     Parametric Technology, the world's largest developer of computer-aided design software, also delivered a disappointing performance for the Fund. Problems with deploying their sales force and increased competition resulted in lower profits for the company in 2000.

     Symantec, the world's leading anti-virus software company, lost market value because of the perception that revenue growth was slowing. The company reported lower revenues because of the weakness in the euro. However, the company's fundamentals are strong and we believe the euro will strengthen versus the US dollar, allowing for higher reported revenues in 2001.

Q:   WHAT IS YOUR STRATEGY AS THE FUND BEGINS ITS 2001 FISCAL YEAR?

A: Our strategy remains consistent in all types of markets. We look for solid companies with strong balance sheets, good long-term growth prospects, and high profitability, which are also selling at what we believe are reasonable prices. This fundamental approach to an industry that is often driven by investor emotion and momentum allowed the Fund to largely sidestep the speculative bubble that grew in the Internet sector throughout 1999, and that eventually deflated in 2000.

Q:   WHAT IS YOUR OUTLOOK?

A: We have just come through what, in many respects, was the most difficult year ever for high-technology stocks. While we believe that the worst of the correction is behind us, we do not expect this difficult environment to change overnight. On January 3, 2001, the Fed lowered the federal funds rate by 50 basis points in a surprise move, and again on January 31 in a widely anticipated move. We believe the Fed will continue to lower rates over the course of the year. While this should provide additional liquidity, and the high-tech area should eventually benefit, the first half of 2001 is likely to remain challenging. However, we are taking advantage of the current uncertainty to selectively build positions in industry leaders that we believe are selling at reasonable valuations. We are confident that this fundamental approach will serve the Fund well over the long term, as well as over the nearer term if the technology sector rebounds during the second half of 2001.



SECURITIES THAT HAD THE GREATEST IMPACT ON NET ASSET VALUE (NAV)
For the year Ended December 31, 2000

TOP CONTRIBUTORS

                                              IMPACT
SECURITY                                      ON NAV
--------                                      ------

Check Point Software Technologies ..........   $1.40
Advanced Micro Devices .....................    0.50
SunGard Data Systems .......................    0.48
Rational Software ..........................    0.38
Sanmina ....................................    0.32
Avocent ....................................    0.16
Flextronics International ..................    0.14
Amdocs .....................................    0.14
Linear Technology ..........................    0.12
Sawtek .....................................    0.11
                                               -----
  Total ....................................   $3.75
                                               =====

TOP DETRACTORS

                                              IMPACT
SECURITY                                      ON NAV
--------                                      ------
Microsoft ..................................   $1.01
Electronics for Imaging ....................    0.96
Adaptec ....................................    0.91
Clear Channel Communications ...............    0.81
Computer Associates International ..........    0.67
Xircom .....................................    0.56
National Semiconductor .....................    0.54
Symantec ...................................    0.51
Parametric Technology ......................    0.50
MarchFirst .................................    0.50
                                               -----
  Total ....................................   $6.97
                                               =====

FEDERAL TAX STATUS OF 2000
GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

On July 28, 2000, a distribution of $2.83 per share, consisting of $1.34 from net long-term gain and $1.49 from net short-term gain realized on investments from November 1, 1999, to December 31, 1999, was paid to Class A, B, C, and D shareholders. On November 22, 2000, a distribution of $2.86 per share from net long-term gain realized on investments through October 31, 2000, was paid to Class A, B, C, and D shareholders.

The long-term gain distributions are designated a "capital gain dividend" for federal income tax purposes and are taxable to shareholders in 2000 as long-term gain from the sale of capital assets, no matter how long shares have been owned, or whether the distribution was received in shares or in cash. However, if shares on which capital gain distributions were received are subsequently sold, and such shares have been held for six months or less, any loss on the sale would be treated as long-term to the extent that it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the distribution was reinvested in shares, the per share cost basis for federal income tax purposes is $45.12 for Class A shares, $41.05 for Class B shares, and $41.01 for Class C and Class D shares for the July 28 distribution, and $29.06 for Class A shares, $26.12 for Class B shares, $26.10 for Class C shares, and $26.09 for Class D shares for the November 22 distribution.

A 2000 year-end statement of account activity and a 2000 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 2000. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Communications and Information Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 2000, to a $10,000 investment made in the Lipper Science &Technology Funds Average (Lipper Science &Technology Average), the Hambrecht and Quist Technology Stock Index (H&Q Technology Index) and the Standard &Poor's 500 Composite Stock Price Index (S&P 500) for the same period. The performances of Seligman Communications and Information Fund Class B, Class C, and Class D shares are not shown in this chart but are included in the table on page 7. It is important to keep in mind that the Lipper Science &Technology Average, the H&Q Technology Index and the S&P500 exclude the effect of fees and/or sales charges.

      [The following table represents a line chart in the printed piece.]

                       SELIGMAN
                  COMMUNICATIONS AND
                   INFORMATION FUND
                       CLASS A
                  ------------------        LIPPER
                    With     Without     SCIENCE &                       H&Q
                   Sales       Sales    TECHNOLOGY                TECHNOLOGY
Date              Charge      Charge       AVERAGE       S&P 500       INDEX

12/31/90            9527       10000         10000         10000       10000
                   12879       13517         12918         11453       13046
                   11375       11939         11867         11426       12276
                   13050       13698         13284         12038       12626
12/31/91           14758       15490         15009         13046       14458
                   15243       15999         15211         12716       15260
                   13700       14379         14057         12958       13756
                   13751       14433         14530         13366       14424
12/31/92           17313       18172         17118         14038       17077
                   17553       18423         17448         14652       18124
                   19749       20728         19037         14724       18566
                   22803       23934         20964         15104       18941
12/31/93           23395       24555         21567         15454       19967
                   24422       25634         21662         14868       20684
                   22541       23659         20092         14931       18903
                   29248       30699         23343         15661       21535
12/31/94           31653       33223         24802         15658       23893
                   36104       37895         26758         17183       26734
                   46852       49176         32455         18824       33324
                   53034       55665         37150         20320       37639
12/31/95           45386       47637         35555         21544       35622
                   42950       45081         36202         22701       36288
                   43012       45146         38999         23720       38850
                   45654       47919         41867         24453       41216
12/31/96           50803       53323         43837         26492       44175
                   49485       51940         39576         27202       42086
                   57999       60876         46861         31952       50634
                   72413       76005         55607         34345       61342
12/31/97           62461       65560         48983         35331       51675
                   70574       74075         57584         40260       62568
                   69097       72524         59890         41589       64044
                   57652       60512         53471         37451       56903
12/31/98           83651       87800         75636         45428       80302
                   83460       87600         89201         47690       87425
                   96744      101543        101678         51052      103512
                  100909      105915        109438         47861      109391
12/31/99          145986      153227        178659         54983      179008
                  169127      177516        212753         56242      201903
                  151485      158999        190736         54746      181006
                  128355      134722        188049         54215      177694
12/31/00           91247       95774        119357         49976      115430


     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman Communications and Information Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     The performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED DECEMBER 31, 2000

                                                                             AVERAGE ANNUAL
                                                   ----------------------------------------------------------------------
                                                                                          CLASS B     CLASS C     CLASS D
                                                                                           SINCE       SINCE       SINCE
                                       SIX          ONE          FIVE         10         INCEPTION   INCEPTION   INCEPTION
                                     MONTHS*        YEAR         YEARS       YEARS        4/22/96     5/27/99     5/3/93
                                     -------       -------      -------     -------       -------     -------     ------
CLASS A**
With Sales Charge                    (42.63)%      (40.47)%      13.87%      24.74%         n/a         n/a         n/a
Without Sales Charge                 (39.76)       (37.50)       14.99       25.35          n/a         n/a         n/a

CLASS B**
With CDSC+                           (42.49)       (40.55)         n/a         n/a        14.66%        n/a         n/a
Without CDSC                         (39.96)       (37.93)         n/a         n/a        14.92         n/a         n/a

CLASS C**
With Sales Charge and CDSC           (41.02)       (39.06)         n/a         n/a          n/a        2.52%        n/a
Without Sales Charge and CDSC        (39.92)       (37.92)         n/a         n/a          n/a        3.17         n/a

CLASS D**
With 1% CDSC                         (40.45)       (38.45)         n/a         n/a          n/a         n/a         n/a
Without CDSC                         (39.95)       (37.93)       14.11         n/a          n/a         n/a       23.28%

H&Q TECHNOLOGY INDEX***              (36.23)       (35.52)       26.51       27.71        24.64++     15.44(o)    28.33+++

LIPPER SCIENCE &TECHNOLOGY
  FUNDS AVERAGE***                   (37.42)       (33.19)       27.41       28.14        26.22++     18.80(o)    28.87+++

S&P500***                             (8.72)        (9.11)       18.33       17.46        18.05++      2.09(o)    17.73+++


NET ASSET VALUE
                 DECEMBER 31, 2000   JUNE 30, 2000    DECEMBER 31, 1999
                 -----------------   -------------    -----------------
CLASS A               $25.30            $49.03           $47.25
CLASS B                22.72             44.88            43.41
CLASS C                22.71             44.84            43.39
CLASS D                22.70             44.84            43.38


CAPITAL GAIN (LOSS) INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 2000

PAID                             $5.691
UNDISTRIBUTED REALIZED            0.513(oo)
UNREALIZED                       (3.661)(ooo)


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

-------------------------
    * Returns for periods of less than one year are not annualized.
   ** Return figures reflect any change in price per share and assume the investment of capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
  *** The Hambrecht and Quist Technology Stock Index (H&Q Technology Index),
      Standard & Poor's 500 Composite Stock Index (S&P 500) and the Lipper Science & Technology Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Science & Technology Funds Average does not reflect any sales charges and the S&P 500 does not reflect any fees or sales charges. The H&Q Technology Index measures the performance of US technology stocks. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. The Lipper Science & Technology Funds Average measures the performance of mutual funds with objectives similar to the Fund. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
    + The CDSC is 5% for periods of one year or less, and 2% since inception.
   ++ From April 30, 1996.
  +++ From April 30, 1993.
  (o) From May 31, 1999.
 (oo) Represents undistributed taxable realized gain from 2000, payable in 2001.
(ooo) Represents the per share amount of net unrealized depreciation of portfolio securities as of December 31, 2000.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 2000

                                                                                     PERCENT OF NET ASSETS
                                                                                          DECEMBER 31,
                                                                                          ------------
                                                ISSUES       COST            VALUE        2000    1999
                                                ------       ----            -----        ----    ----
STOCKS AND CONVERTIBLE ISSUES:
  Communications Infrastructure ..........         7   $  384,438,933   $  295,484,559     4.4     3.0
  Communications Services ................         7      141,418,457       87,221,935     1.3     4.7
  Computer Hardware/Peripherals ..........        12      802,628,474      447,083,324     6.6    12.0
  Computer Software ......................        24    1,345,926,013    1,212,732,968    18.0    24.3
  Electronic Components ..................        10      509,785,888      403,703,969     6.0      --
  Electronic Manufacturing Services ......         3      223,852,258      205,568,750     3.1     3.6
  Electronics Capital Equipment ..........        10    1,038,497,547      967,046,874    14.4    11.4
  Information Services ...................         8      432,077,577      546,691,375     8.1     3.8
  Internet/Online ........................        77      256,916,901      185,118,145     2.8     2.9
  Media ..................................         6      420,220,898      502,512,813     7.5    14.2
  Semiconductors .........................        23    1,855,433,332    1,518,917,009    22.6    16.9
  Miscellaneous ..........................         5       38,192,224       56,111,000     0.8     0.3
                                                 ---   --------------   --------------   -----   -----
                                                 192    7,449,388,502    6,428,192,721    95.6    97.1
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES ..........         5      297,611,649      297,611,649     4.4     2.9
                                                 ---   --------------   --------------   -----   -----
NET ASSETS ...............................       197   $7,747,000,151   $6,725,804,370   100.0   100.0
                                                 ===   ==============   ==============   =====   =====


LARGEST INDUSTRIES
December 31, 2000

      [The following table represents a line chart in the printed piece.]

                                Percent of
                                Net Assets
                                ----------

SEMICONDUCTORS                     22.7        $1,518,917,009

COMPUTER SOFTWARE                  18.5        $1,212,732,968

ELECTRONICS CAPITAL EQUIPMENT      14.4        $  967,046,874

INFORMATION SERVICES                8.1        $  546,691,375

MEDIA                              7.51        $  502,512,813

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                          TEN LARGEST SALES
---------------------                          -----------------
Analog Devices*                                Intel**
Cisco Systems                                  Microsoft
Juniper Networks*                              American Power Conversion**
Compaq Computer*                               SunGard Data Systems
Macromedia                                     Sawtek**
Commerce One*                                  Infinity Broadcasting (Class A)**
Cypress Semiconductor                          Cablevision Systems (Class A)**
Tektronix*                                     Check Point Software Technologies
Agilent Technologies*                          Micron Technology**
Scientific-Atlanta*                            Sanmina**


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-------------------------
 * Position added during the period.
** Position eliminated during the period.



LARGEST PORTFOLIO HOLDINGS
December 31, 2000

SECURITY                                      VALUE
--------                                  ------------

Novellus Systems ......................   $297,503,125
Clear Channel Communications ..........    272,460,938
Analog Devices ........................    204,750,000
Synopsys ..............................    199,106,250
Symantec ..............................    194,695,312
Cisco Systems .........................    175,950,000
Integrated Device Technology ..........    174,734,375
CSG Systems International .............    173,090,625
Lattice Semiconductor .................    172,431,250
SCI Systems ...........................    166,162,500

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                     SHARES             VALUE
                                     ------             -----
COMMON STOCKS  94.1%
COMMUNICATIONS
  INFRASTRUCTURE  4.3%
Andrew*
  Provider of telecom-
  munications equipment             2,300,000      $   50,096,875
CIENA*
  Provider of multiplexing
  systems for fiber optic
  communication networks              500,000          40,687,500
Cisco Systems*
  Manufacturer of computer
  network products                  4,600,000         175,950,000
Nortel Networks (Canada)
  Producer of telecom-
  munications equipment               750,000          24,046,875
TutSystems#
  Provider of advanced
  communications products,
  which enable high-speed
  data access over copper
  telephone wires                       1,263               5,219
                                                   --------------
                                                      290,786,469
                                                   --------------
COMMUNICATIONS
  SERVICES  1.3%
e-centives#
  Provider of promotions for
  products to Internet users           98,039             725,811
Qwest Communications
  International*
  Provider of local exchange
  voice and broadband data
  communications services             400,000          16,400,000
Scientific-Atlanta
  Provider of products and
  services for advanced
  communications networks
  which deliver voice, data,
  and video                         1,250,000          40,703,125
Ulticom*
  Provider of network
  signaling software for
  wireless, wireline, and
  Internet communications
  services                            825,000          28,075,781
                                                   --------------
                                                       85,904,717
                                                   --------------
COMPUTER HARDWARE/
  PERIPHERALS  6.6%
Adaptec*(o)
  Provider of input/output
  systems for servers               6,000,000          61,312,500
Compaq Computer
  Global PC manufacturer            3,300,000          49,665,000
Creative Technology(o) (Singapore)
  Provider of PC audio
  and graphics products             6,200,000          68,781,250
Electronics for Imaging*(o)
  Manufacturer of peripherals
  for color printers and
  copiers                           4,000,000          55,875,000
Lexmark International*
  Manufacturer of laser
  and inkjet printers
  and cartridges                    2,200,000          97,487,500
Mobility Electronics*
  Provider of peripheral
  equipment for the
  computer industry                   200,000             500,000
Mobility Electronics#++               677,606           1,694,015
NVIDIA*
  Designer of three dimensional
  (3D) graphics processors
  and related software                700,000          23,012,500
Tektronix*
  Provider of measurement
  instruments for the
  semiconductor, computer,
  and networking industries         2,500,000          84,218,750
                                                   --------------
                                                      442,546,515
                                                   --------------
COMPUTER SOFTWARE  17.9%
Autodesk(o)
  Developer of software for
  architectural and mechanical
  design, data management,
  and mapping                       4,750,000         127,804,687
Brokat (ADRs)# (Germany)
  Provider of software for
  Internet commerce                    51,148             460,333
Check Point Software
  Technologies* (Israel)
  Developer of network
  "firewall" security systems         800,000         106,875,000
Computer Associates
  International
  Provider of mainframe and
  UNIX utility software             2,600,000          50,700,000
CrossWorlds Software#
  Provider of business-to-
  business infrastructure
  software that enables the
  integration and automation
  of business processes using
  the Internet                        375,578           1,537,522

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                     SHARES             VALUE
                                     ------             -----
COMPUTER SOFTWARE (continued)
Kana Communications*
  Developer of e-business
  infrastructure solutions
  which assist in online
  customer interactions             2,000,000      $   22,687,500
Macromedia*
  Developer of software
  for web page creation             2,300,000         139,653,125
Microsoft*
  Provider of personal
  computer operating system
  and application
  software products                 2,600,000         112,856,250
Parametric Technology*
  Developer of mechanical
  design software                   4,500,000          60,609,375
Peregrine Systems*
  Developer and marketer of
  inventory analysis software       3,000,000          59,156,250
Rational Software*
  Provider of applications
  development and
  test software                     2,400,000          93,375,000
Remedy*(o)
  Provider of application
  software products                 1,750,000          28,984,375
Symantec*(o)
  Developer, marketer, and
  supporter of anti-virus
  software                          5,850,000         194,695,312
Synopsys*(o)
  Developer of integrated
  circuit design software           4,200,000         199,106,250
SynQuest#
  Provider of e-business
  solutions                           774,729           4,551,533
                                                   --------------
                                                    1,203,052,512
                                                   --------------
ELECTRONIC COMPONENTS  6.0%
Agilent Technologies*
  Designer of test and
  monitoring instruments,
  and semiconductors for
  diversified industries            1,700,000          93,075,000
Amphenol (Class A)*
  Provider of electronic
  connectors for diversified
  industries                        1,050,000          41,146,875
Arrow Electronics*
  Distributor of semiconductors
  and other electrical
  components                        2,500,000          71,562,500
CoorsTek*(o)
  Manufacturer of technical
  ceramics and various
  products from other
  engineered materials                960,000          30,030,000
CTS*(o)
  Provider of electronic
  components and custom
  electronic assemblies               850,000          30,971,875
Entegris*(o)
  International provider of
  materials management
  products and services to the
  microelectronics industry         4,033,000          30,751,625
Exar*
  Provider of integrated circuits
  for communications and
  video products                      525,000          16,258,594
Solectron*
  Provider of integrated
  solutions for electronics
  original equipment
  manufacturers                     1,050,000          35,595,000
United Microelectronics (ADRs)*(o)
  (Taiwan)
  Manufacturer of
  integrated circuits               2,000,000          16,500,000
Vishay Intertechnology*
  Manufacturer of capacitors,
  resistors, and discrete
  semiconductors                    2,500,000          37,812,500
                                                   --------------
                                                      403,703,969
                                                   --------------
ELECTRONIC MANUFACTURING
  SERVICES  3.0%
Jabil Circuit*
  Contract manufacturer of
  electronic components             1,000,000          25,375,000
SCI Systems*
  Provider of contract
  manufacturing services            6,300,000         166,162,500
TTM Technologies*
  Provider of manufacturing
  services for printed
  circuit boards                    1,000,000          14,031,250
                                                   --------------
                                                      205,568,750
                                                   --------------
ELECTRONICS CAPITAL
  EQUIPMENT  14.4%
ATMI*(o)
  Supplier of materials used in
  the manufacture of
  semiconductor devices             2,800,000          54,600,000

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                     SHARES             VALUE
                                     ------             -----
ELECTRONICS CAPITAL
  EQUIPMENT (continued)
Cognex*(o)
  Manufacturer of
  machine vision systems            3,000,000      $   66,187,500
Credence Systems*(o)
  Manufacturer of
  automated semiconductor
  test equipment                    2,800,000          65,012,500
Electro Scientific Industries*(o)
  Manufacturer of memory
  circuit repair systems
  and circuit board
  drilling systems                  2,450,000          68,523,437
KLA-Tencor*
  Manufacturer of wafer
  inspection and metrology
  equipment                         3,000,000         101,156,250
Lam Research*
  Manufacturer of
  semiconductor processing
  equipment                         3,500,000          50,968,750
Novellus Systems*(o)
  Manufacturer of
  semiconductor processing
  equipment                         8,300,000         297,503,125
Orbotech*(o)(Israel)
  Manufacturer of automated
  optical inspection systems
  for circuit boards and flat
  panel displays                    2,700,000         100,659,375
Teradyne*
  Manufacturer of
  automated semiconductor
  test equipment                    2,800,000         104,300,000
Veeco Instruments*(o)
  Ion beam etching and
  surface measurement systems
  for disk drive heads              1,450,000          58,135,937
                                                   --------------
                                                      967,046,874
                                                   --------------
INFORMATION SERVICES  8.1%
Amdocs*
  Provider of billing systems
  and services for the
  communications industry             400,000          26,500,000
Avocent*
  Worldwide provider of
  connectivity solutions for
  data centers, service providers,
  and financial institutions        2,000,000          54,187,500
CSG Systems International*(o)
  Provider of billing systems
  and services for the cable
  television industry               3,700,000         173,090,625
First Data
  Provider of data processing
  services for merchants and
  credit card companies             3,000,000         158,062,500
Frontline Capital Group
  (warrants)
  Holding company which
  develops and manages
  companies servicing small
  and medium-sized enterprises
  and mobile workforces of
  larger companies                     15,868                  --
Galileo International
  Provider of travel
  reservation data services           489,100           9,782,000
Silicon Storage Technology*
  Provider of memory solutions
  for the computer and
  communications industries         3,000,000          35,531,250
SunGard Data Systems
  Provider of disaster recovery
  services for computer data
  centers                           1,900,000          89,537,500
                                                   --------------
                                                      546,691,375
                                                   --------------
INTERNET/ONLINE  1.8%
Centillium Communications#
  Provider of technologies
  that enable broadband
  communications to homes
  and businesses                      400,000           8,912,500
Juniper Networks*
  Provider of Internet
  infrastructure solutions            500,000          63,062,500
LetsBuyIt.com# (Netherlands)++
  Internet retailer that
  offers diversified
  consumer products                   287,130                  --
More.com#* (Series D)
  Provider of online health
  care and related products           207,469               3,084
More.com#* (Series E)                  29,326                 679
NetGenesis#
  Provider of e-customer
  intelligence solutions              451,806           1,482,488
ONI Systems#*
  Developer of communications
  networking equipment
  based on optical technology         158,290           5,092,178
Openwave Systems#
  Provider of open Internet-based
  communication infrastructure
  software and applications            12,035             286,395

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
December 31, 2000
                                     SHARES             VALUE
                                     ------             -----
INTERNET/ONLINE (continued)
P-Com (warrants)#
  Provider of point-to-multipoint
  and point-to-point broadband
  wireless access systems, as
  well as spread spectrum radio
  systems, for the worldwide
  telecommunications market           473,702      $    1,800,068
Rx.com#
  Internet distributor
  of pharmaceuticals                1,428,572           4,285,716
ScreamingMedia#
  Provider of distribution
  services for commercial
  websites                            240,927             590,271
Vignette*
  Provider of Internet
  software                          2,000,000          36,312,500
                                                   --------------
                                                      121,828,379
                                                   --------------
MEDIA  7.4%
Charter Communications (Class A)*
  Owner and operator
  of cable television systems       4,000,000          90,875,000
Clear Channel Communications*
  Owner and operator
  of radio and television
  stations                          5,625,000         272,460,938
Comcast (Class A)*
  Developer, manager, and
  operator of broadband cable
  networks and provider of
  programming content               2,500,000         104,296,875
Time Warner
  Diversified media and
  entertainment company               650,000          33,956,000
                                                   --------------
                                                      501,588,813
                                                   --------------
SEMICONDUCTORS  22.6%
Advanced Micro Devices*
  Microprocessor supplier
  for the computer industry         4,250,000          58,703,125
Alliance Semiconductor*
  Developer of high
  performance memory and
  memory intensive logic
  products                          1,000,000          11,312,500
Amkor Technology*(o)
  Provider of semiconductor
  packaging and test services       9,500,000         147,546,875
Analog Devices*
  Manufacturer of analog
  semiconductors and digital
  signal processors                 4,000,000         204,750,000
ASAT Holdings (ADRs)*
  (Hong Kong)
  Designer of integrated circuit
  packages for the
  semiconductor industry            1,600,000           8,050,000
ASE Test* (Taiwan)
  Provider of semiconductor
  equipment                         1,250,000          10,703,125
Atmel*
  Manufacturer of FLASH and
  other memory circuits and
  microcontrollers                  4,500,000          52,453,125
C-Cube Microsystems(o)*
  Provider of digital video
  compression and
  decompression circuits
  and systems                       3,600,000          43,537,500
Commerce One*
  Provider of Internet
  software                          1,500,000          38,062,500
Cypress Semiconductor*
  Provider of memory
  and logic circuits                4,500,000          88,593,750
Dallas Semiconductor
  Manufacturer of mixed-
  signal semiconductors             3,725,000          95,453,125
Fairchild Semiconductor
  (Class A)*
  Manufacturer of memory
  and discrete semi-
  conductors                        3,725,000          53,779,688
Integrated Device Technology*(o)
  Provider of memory and
  logic circuits                    5,300,000         174,734,375
International Rectifier*
  Designer and manufacturer
  of power semiconductors           2,000,000          60,000,000
Lattice Semiconductor*(o)
  Designer of programmable
  logic devices                     9,400,000         172,431,250
Linear Technology
  Manufacturer of analog
  semiconductors                      700,000          32,353,125
Maxim Integrated Products*
  Manufacturer of analog
  and mixed-signal
  integrated circuits                 500,000          23,890,625
Micrel*
  Provider of analog and digital
  integrated circuits                 500,000          16,828,125

-------------------------
See footnotes on page 14.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
                                     SHARES             VALUE
                                     ------             -----
SEMICONDUCTORS (continued)
Microchip Technology*
  Manufacturer of field-
  programmable
  microcontrollers                  5,824,999      $  127,967,947
Taiwan Semiconductor
  Manufacturing (ADRs)*
  (Taiwan)
  Manufacturer of
  integrated circuits               2,000,000          34,500,000
Transmeta#
  Designer of low power
  microprocessors for
  notebook personal
  computers                         1,000,000          18,775,000
Xilinx*
  Supplier of field-
  programmable
  gate arrays                         900,000          41,681,250
                                                   --------------
                                                    1,516,107,010
                                                   --------------
MISCELLANEOUS  0.7%
Capstone Turbine#
  Equipment supplier for
  the power generation
  and hybrid electric
  vehicle markets                     150,000           3,577,969
Sensormatic Electronics*
  Provider of electronic
  security, sensing, and
  tracking systems                  2,125,000          42,632,813
                                                   --------------
                                                       46,210,782
                                                   --------------
TOTAL COMMON STOCKS
  (Cost $7,344,232,153)                             6,331,036,165
                                                   --------------
CONVERTIBLE PREFERRED
  STOCKS#  1.4%
  (Cost $102,912,053)                                  94,912,260
                                                   --------------

                                   PRINCIPAL
                                     AMOUNT             VALUE
                                     ------             -----

CONVERTIBLE PROMISSORY
  NOTES##
  (Cost $2,244,296)                                $    2,244,296
                                                   --------------
FIXED TIME DEPOSITS  5.4%
ABN-AMRO Bank,
  Grand Cayman
  6.50%, 1/2/2001                 $80,000,000          80,000,000
Bank One,
  Grand Cayman
  6.25%, 1/2/2001                  43,000,000          43,000,000
Dexia Banque,
  Grand Cayman
  6.375%, 1/2/2001                 80,000,000          80,000,000
National Westminster Bank,
  Nassau
  6.5625%, 1/2/2001                80,000,000          80,000,000
UBS, Grand Cayman
  6.4375%, 1/2/2001                80,000,000          80,000,000
                                                   --------------
TOTAL FIXED TIME
  DEPOSITS
  (Cost $363,000,000)                                 363,000,000
                                                   --------------
TOTAL
  INVESTMENTS 100.9%
  (Cost $7,812,388,502)                             6,791,192,721
OTHER ASSETS
  LESS LIABILITIES  (0.9)%                            (65,388,351)
                                                   --------------
NET ASSETS 100.0%                                  $6,725,804,370
                                                   ==============

-------------------------
  * Non-income producing security.
  + Rule 144A security.
 ++ Warrants attached.
  # Restricted and non-income producing securities. (See note 7).
 ## Restricted securities. (See note 7).
(o) Affiliated issuer (Fund's holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
Investments, at value:
  Stocks and convertible issues* (cost $7,449,388,502) .... $ 6,428,192,721
  Short-term holdings (cost $363,000,000)..................     363,000,000   $ 6,791,192,721
                                                             --------------
Cash ......................................................................         6,528,852
Receivable for securities sold ............................................       132,931,991
Receivable for Capital Stock sold .........................................        14,155,595
Expenses prepaid to shareholder service agent .............................         1,593,598
Receivable for interest and dividends .....................................           634,097
Other .....................................................................             4,113
                                                                              ---------------
TOTAL ASSETS ..............................................................     6,947,040,967
                                                                              ---------------
LIABILITIES:

Payable for securities purchased ..........................................       123,643,519
Payable for Capital Stock repurchased .....................................        84,427,125
Accrued expenses and other ................................................        13,165,953
                                                                              ---------------
TOTAL LIABILITIES .........................................................       221,236,597
                                                                              ---------------
NET ASSETS ................................................................   $ 6,725,804,370
                                                                              ===============
COMPOSITION OF NET ASSETS:

CapitalStock, at par ($0.10 par value; 1,000,000,000 shares authorized;
  278,973,790 shares outstanding):
  Class A .................................................................   $    15,089,673
  Class B .................................................................         6,673,437
  Class C .................................................................         1,036,068
  Class D .................................................................         5,098,201
Additional paid-in capital ................................................     7,980,112,813
Accumulated net investment loss ...........................................          (117,903)
Accumulated net realized loss .............................................      (260,892,138)
Net unrealized depreciation of investments ................................    (1,021,195,781)
                                                                              ---------------
NET ASSETS ................................................................   $ 6,725,804,370
                                                                              ===============
NET ASSET VALUE PER SHARE:

CLASS A ($3,817,360,187 / 150,896,725 shares) .............................            $25.30
                                                                                       ======
CLASS B ($1,515,991,975 / 66,734,368 shares) ..............................            $22.72
                                                                                       ======
CLASS C ($235,242,617 / 10,360,683 shares) ................................            $22.71
                                                                                       ======
CLASS D ($1,157,209,591 / 50,982,014 shares) ..............................            $22.70
                                                                                       ======

-------------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $2,630,134,509 and a value of $2,364,726,272.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
Interest ..............................................     $    21,360,849
Dividends*(o) .........................................          11,243,179
                                                            ---------------
TOTAL INVESTMENT INCOME ...................................................   $    32,604,028
EXPENSES:
Management fee ........................................          88,032,723
Distribution and service fees .........................          60,321,076
Shareholder account services ..........................          21,616,368
Shareholder reports and communications ................           1,631,354
Custody and related services ..........................           1,593,599
Registration ..........................................             809,193
Directors' fees and expenses ..........................             130,035
Auditing and legal fees ...............................             107,573
Miscellaneous .........................................             358,479
                                                            ---------------
TOTAL EXPENSES ............................................................       174,600,400
                                                                              ---------------
NET INVESTMENT LOSS .......................................................      (141,996,372)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments** ....................         626,848,109
Net change in unrealized appreciation of investments ..      (4,772,559,997)
                                                            ---------------
NET LOSS ON INVESTMENTS ...................................................    (4,145,711,888)
                                                                              ---------------
DECREASE IN NET ASSETS FROM OPERATIONS ....................................   $(4,287,708,260)
                                                                              ===============

-------------------------
  *  Includes dividends from affiliated issuers of $4,320,859.
 **  Includes net realized loss from affiliated issuers of $190,426,106.
(o)  Net of foreign taxes withheld of $9,354.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED DECEMBER 31,
                                                            -------------------------------------
                                                                   2000                1999
                                                            -----------------   -----------------
OPERATIONS:
Net investment loss ......................................  $   (141,996,372)   $    (96,752,843)
Net realized gain on investments .........................       626,848,109       2,135,821,529
Net change in unrealized appreciation of investments .....    (4,772,559,997)      2,446,649,764
                                                            ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........    (4,287,708,260)      4,485,718,450
                                                            ----------------    ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ................................................      (801,150,741)       (669,482,230)
  Class B ................................................      (337,571,935)       (229,721,991)
  Class C ................................................       (47,428,563)         (8,035,935)
  Class D ................................................      (268,611,237)       (221,390,219)
                                                            ----------------    ----------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ................    (1,454,762,476)     (1,128,630,375)
                                                            ----------------    ----------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ........................     2,175,128,305       1,333,651,718
Exchanged from associated Funds ..........................     1,211,359,494       4,936,129,014
Value of shares issued in payment of gain distributions ..     1,352,143,309       1,046,665,050
                                                            ----------------    ----------------
Total ....................................................     4,738,631,108       7,316,445,782
                                                            ----------------    ----------------
Cost of shares repurchased ...............................    (1,731,834,586)     (1,200,768,449)
Exchanged into associated Funds ..........................    (1,245,227,652)     (4,917,996,975)
                                                            ----------------    ----------------
Total ....................................................    (2,977,062,238)     (6,118,765,424)
                                                            ----------------    ----------------
INCREASE IN NET ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .............................     1,761,568,870       1,197,680,358
                                                            ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS ........................    (3,980,901,866)      4,554,768,433

NET ASSETS:
Beginning of year ........................................    10,706,706,236       6,151,937,803
                                                            ----------------    ----------------
END OF YEAR (including accumulated net investment loss of
  $117,903 and $134,002, respectively) ...................  $  6,725,804,370    $ 10,706,706,236
                                                            ================    ================

-------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Communications and Information Fund, Inc. (the "Fund") offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FOREIGN CURRENCY TRANSACTIONS -- The books and records of the Fund are maintained in USdollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2000, distribution and service fees were the only class-specific expenses.

f. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

          For the year ended December 31, 2000, the fund repurchased 75,578,624 of its shares from shareholders aggregating $2,977,062,238, of which approximately $126,100,000 represents capital gain distributions. This information is provided for federal tax purposes only.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2000, amounted to $11,213,202,217 and $11,034,504,843, respectively.

NOTES TO FINANCIAL STATEMENTS

     At December 31, 2000, the cost of investments for federal income tax purposes was $7,898,860,145, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $603,971,177 and $1,711,638,601, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.90% per annum of the first $3 billion of the Fund's average daily net assets, 0.85% per annum of the next $3 billion of the Fund's average daily net assets, and 0.75% per annum of the Fund's average daily net assets in excess of $6 billion. The management fee reflected in the Statement of Operations represents 0.82% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,203,084 from sales of Class A shares. Commissions of $17,614,564 and $2,946,808 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2000, fees incurred under the Plan aggregated $15,590,378, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 2000, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $22,961,088, $2,711,340, and $19,058,270, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 2000, such charges amounted to $666,906.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate of such payments retained by the Distributor, for the year ended December 31, 2000, amounted to $892,194.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2000, Seligman Services, Inc. received commissions of $354,720 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $1,495,566, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $21,616,368 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 2000, of $117,903 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

NOTES TO FINANCIAL STATEMENTS

5. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $825 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2001, but is renewable annually with the consent of the participating banks. On August 4, 2000, the Fund borrowed $121,000,000 from the credit facility at an interest rate of 6.9375%. The entire loan was repaid on August 6, 2000. There were no other borrowings for the year ended December 31, 2000.

6. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.10 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                                        CLASS A                                                    CLASS B
                ---------------------------------------------------------  ---------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,                                    YEAR ENDED DECEMBER 31,
                ---------------------------------------------------------  ---------------------------------------------------------
                           2000                          1999                         2000                          1999
                ---------------------------   ---------------------------  ---------------------------   ---------------------------
                   SHARES        AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                -----------  --------------   -----------  --------------   ----------  --------------   ----------  ---------------
Sales of shares  23,498,499  $1,072,938,432    19,191,234  $  679,313,446   14,410,310  $  604,677,619   11,573,878  $  390,212,142
Exchanged from
  associated
  Funds          23,234,462     954,739,058   100,589,099   3,341,263,554    3,538,487     140,768,545    3,882,302     129,678,705
Shares issued
  in payment of
  gain
  distributions  21,225,238     749,458,463    15,156,717     623,395,320    9,788,710     309,409,034    5,592,954     211,511,269
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Total            67,958,199   2,777,135,953   134,937,050   4,643,972,320   27,737,507   1,054,855,198   21,049,134     731,402,116
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Cost of shares
  repurchased   (29,355,660) (1,215,237,247)  (23,534,616)   (796,579,119)  (6,461,012)   (244,410,696)  (5,104,898)   (163,411,419)
Exchanged into
  associated
  Funds         (24,323,033)   (982,598,906) (101,395,187) (3,377,883,682)  (3,921,878)   (128,842,673)  (2,499,670)    (80,325,274)
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Total           (53,678,693) (2,197,836,153) (124,929,803) (4,174,462,801) (10,382,890)   (373,253,369)  (7,604,568)   (243,736,693)
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Increase         14,279,506  $  579,299,800    10,007,247  $  469,509,519   17,354,617  $  681,601,829   13,444,566  $  487,665,423
                ===========  ==============   ===========  ==============   ==========  ==============   ==========  ==============


                                        CLASS C                                                    CLASS D
                ---------------------------------------------------------  ---------------------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                        YEAR ENDED                   MAY 27, 1999*         ---------------------------------------------------------
                     DECEMBER 31, 2000           TO DECEMBER 31, 1999                 2000                          1999
                ---------------------------   ---------------------------  ---------------------------   ---------------------------
                   SHARES        AMOUNT          SHARES        AMOUNT         SHARES        AMOUNT         SHARES        AMOUNT
                -----------  --------------   -----------  --------------   ----------  --------------   ----------  ---------------
Sales of shares   7,538,855  $  314,546,556     2,611,622  $   97,637,867    4,455,511  $  182,965,698    5,110,205  $  166,488,263
Exchanged from
  associated
  Funds             749,860      26,770,431       295,449      11,828,070    2,234,112      89,081,460   46,979,951   1,453,358,685
Shares issued
  in payment of
  gain
  distributions   1,456,562      45,289,695       199,577       7,529,722    7,823,586     247,986,117    5,404,317     204,228,739
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Total             9,745,277     386,606,682     3,106,648     116,995,659   14,513,209     520,033,275   57,494,473   1,824,075,687
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Cost of shares
  repurchased      (986,510)    (33,757,736)      (26,765)     (1,025,697)  (6,458,872)   (238,428,907)  (7,678,744)   (239,752,214)
Exchanged into
  associated
  Funds          (1,173,295)    (37,199,380)     (304,672)    (12,220,680)  (2,898,364)    (96,586,693) (46,751,967) (1,447,567,339)
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Total            (2,159,805)    (70,957,116)     (331,437)    (13,246,377)  (9,357,236)   (335,015,600) (54,430,711) (1,687,319,553)
                -----------  --------------   -----------    ------------   ----------    ------------   ----------    ------------
Increase          7,585,472  $  315,649,566     2,775,211  $  103,749,282    5,155,973  $  185,017,675    3,063,762  $  136,756,134
                ===========  ==============   ===========  ==============   ==========  ==============   ==========  ==============

* Commencement of offering of shares.

NOTES TO FINANCIAL STATEMENTS

7. RESTRICTED SECURITIES -- At December 31, 2000, the Fund owned investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of its shares as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their cost and values at December 31, 2000, are as follows:

                                            ACQUISITION
INVESTMENTS                                    DATES         COST           VALUE
-----------                                 -----------  ------------   ------------
CONVERTIBLE PREFERRED STOCKS:
  Access Data (Series A)                      3/29/00    $  1,000,001   $  1,000,001
  AllAdvantage.com (Series C)                 9/22/99       1,002,134        342,857
  AllAdvantage.com (Series D)                  2/3/00         200,000         17,851
  Allegis (Series E)                          8/31/00         674,565        674,565
  Applied Science Fiction (Series D)++        3/29/99       3,004,891      2,536,809
  ART Advanced Recognition
    Technologies (Series D)                   12/6/99       1,001,724      1,000,000
  Arzoon.com (Series C)                       4/11/00       1,000,374        999,998
  Bernard Technologies (Series D)             11/8/99       1,001,774      1,454,544
  Bill Gross' idealab! (Series D)            12/22/99       2,000,296        278,000
  Buildnet (Series C)                        10/29/99       1,001,910        188,637
  Chorum Technologies (Series D)             11/10/99       1,001,274      3,698,083
  Chorum Technologies (Series E)               9/8/00       1,000,006      1,000,006
  Cielo Communications (Series C)            11/17/99       1,001,387        499,999
  Colo.com (Series C)                        12/17/99       2,000,775      1,999,994
  Consumer Financial Network (Series C)       3/23/00       2,001,245      3,000,000
  Creative Planet (Series D)                  7/10/00       1,000,000      1,000,000
  DecisionPoint Applications (Series C)
    (formerly DP Applications)                4/20/00       1,000,629        999,999
  Entegrity Solutions (Series D)              2/16/00       1,001,147      1,000,001
  EoExchange (Series D)                      10/15/99       1,000,770      1,000,000
  ePolicy.com (Series B)                       5/2/00       2,000,002      2,000,002
  etang.com (Series B)                         1/6/00       1,003,324        999,996
  EXP.com (Series C)                           6/6/00       1,999,998      1,999,998
  Firetalk Communications (Series E)         12/10/99       2,001,741      2,000,001
  FlashPoint Technology (Series E)            9/10/99       1,000,719      1,000,001
  Gateway Learning (Series D)                 3/22/00       1,999,998      1,999,998
  Geographic Network Affiliates
    International (Series A)++               12/29/99       2,000,000      2,000,000
  Global Commerce Systems (Series A)           4/6/00          16,360         16,360
  Global Commerce Systems (Series C)           4/6/00       2,983,643      2,983,643
  GMP Companies (Series A)                    9/15/99       1,999,998      3,166,663
  GMP Companies (Series B)                     4/3/00       1,002,743      5,700,000
  Go Solo Technologies (Series A)              4/3/00       2,000,000        666,667
  Homegain.com (Series C)                    12/29/99       2,000,000      1,000,000
  HomePoint Corporation (Series B)            1/10/00       1,000,050        800,100
  iBiquity Digital (Series A) (formerly USA
    Digital Radio)                            1/19/00       1,001,189      1,000,001
  iEngineer.com (Series AA)                   8/12/99       1,000,609        562,414
  iEngineer.com (Series BB)++                 8/12/99              --        118,040
  Impresse (Series C)                        11/15/99       1,001,747        999,997
  Index Stock Imagery (Series F)              3/20/00       1,000,521         94,000
  Interactive Video Technologies (Series B)
    (formerly Softcom)                       12/23/99       1,000,001      1,000,001
  Internet Appliance Network (Series B)(o)    1/21/00       2,001,573      1,497,977
  Juniper Financial (Series B)                8/30/00       2,001,328      1,999,999
  Kestrel Solutions (Series D)                1/25/00       1,000,710      1,000,000
  LifeMasters Supported SelfCare (Series E)   1/31/00       1,033,555      1,033,555
  Lineo (Series C)                            4/28/00       1,000,002      1,250,003
  MaMaMedia (Series D)                         8/6/99       1,001,577         83,333
  Metro-Optix (Series B)                      6/23/00       1,999,998      1,999,998
  Microcast (Series A)                        9/15/99       1,723,297             --
  Microcosm Technologies (Series D)            3/8/00         999,997        999,997
  Moai Technologies (Series D)                1/25/00       1,999,993      1,999,993

NOTES TO FINANCIAL STATEMENTS


                                            ACQUISITION
INVESTMENTS                                    DATES         COST           VALUE
-----------                                 -----------  ------------   ------------
CONVERTIBLE PREFERRED STOCKS: (continued)
  MyFamily.com (Series D)
    (formerly ThirdAge Media)                 6/30/99    $    999,999   $    924,001
  NeoPlanet (Series B)                        2/18/00       2,000,001      2,000,001
  Network Specialists (Series A)              4/14/00       1,999,999      1,999,999
  NeuVis (Series C)                           3/20/00       1,915,761        601,651
  OurHouse (Series D)                         2/11/00       2,000,004      2,000,004
  PointOne Telecommunications (Series B)++    9/24/99       2,000,138        650,550
  Pointshare (Series C)                        9/9/99       1,000,002      1,000,002
  Q-Pass (Series E)                            5/2/00       2,000,002      2,000,002
  RealEstate.com (Series C)                   10/6/99       1,001,553        499,950
  Reciprocal (Series H)                      11/12/99         999,998        499,998
  ReleaseNow.com (Series E)                   5/24/99       2,000,000      2,500,000
  ReleaseNow.com (Series F)                   1/14/00       1,000,000      1,000,000
  Sensable Technologies (Series C)             4/5/00       1,000,001      1,000,001
  Silicon Wave (Series C)                     12/6/99       1,000,624      2,810,000
  Techies.com (Series C)                      1/27/00       1,999,999      1,999,999
  The Petroleum Place (Series C)               3/7/00       1,000,015      1,000,015
  V-commerce (Series B)                       11/2/99         200,054        200,054
  V-commerce (Series C)                        8/4/00       1,002,037      1,394,661
  Verisity (Series D)                          3/1/99       3,999,997      3,999,997
  w-Trade Technologies (Series A)             7/20/00       1,009,147      1,009,147
  WorldRes.com (Series D)                     3/18/99       2,499,999        206,612
  WorldRes.com (Series E)                     11/9/99         612,373         26,281
  XTRA On-Line (Series C)                     7/16/98       2,000,000        189,024
  YOUcentric (Series B)                        3/6/00       1,000,769        698,838
  Yupi Internet (Series C)                    11/5/99       1,000,006         37,392
                                                         ------------   ------------
                                                          102,912,053     94,912,260
                                                         ------------   ------------

CONVERTIBLE PROMISSORY NOTES:
  Applied Science Fiction 12.50%, 3/1/01      9/12/00       2,000,000      2,000,000
  Techies.com 9%, 6/6/01++                     6/7/00         244,296        244,296
                                                         ------------   ------------
                                                            2,244,296      2,244,296
                                                         ------------   ------------

COMMON STOCKS:
  Brokat (ADRs)                              12/31/99       1,000,000        460,332
  Capstone Turbine                            2/24/00       1,000,000      3,577,969
  Centillium Communications                   4/30/99       2,000,000      8,912,500
  CrossWorlds Software                       12/23/97       4,374,999      1,537,522
  e-centives                                  2/18/00         999,998        725,811
  LetsBuyIt.com++                            12/22/99         967,121             --
  Mobility Electronics                       10/29/99       2,999,998      1,694,015
  More.com (Series D)                        10/22/99       1,000,000          3,084
  More.com (Series E)                          2/9/00         219,945            679
  net.Genesis                                 6/10/99       1,999,998      1,482,488
  ONI Systems                                12/30/99       1,000,000      5,092,178
  Openwave Systems (formerly Software.com)    2/22/00         200,003        286,395
  RX.com                                      5/24/99       5,000,003      4,285,716
  Screaming Media.net                         10/5/99         999,992        590,271
  SynQuest                                     3/3/99       4,500,002      4,551,533
  Transmeta (Series E)                         7/1/98       3,000,000     18,775,000
  Tut Systems                                 6/30/98          99,966          5,219
                                                         ------------   ------------
                                                           31,362,025     51,980,712
                                                         ------------   ------------

RESTRICTED SECURITIES FROM OTHER
    THAN VENTURE CAPITAL INVESTMENTS:
  P-Com, Inc. (warrants)                      1/14/00       1,800,068      1,800,068
                                                         ------------   ------------
                                                         $138,318,442   $150,937,336
                                                         ============   ============

-------------------------
 ++  Warrants attached.
(o) Affiliated issuer (Fund's holdings representing 5% or more of the outstanding voting securities).

NOTES TO FINANCIAL STATEMENTS

8. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2000, is as follows:

                                                  GROSS        GROSS
                                                PURCHASES      SALES                      REALIZED
                                   BEGINNING       AND          AND         ENDING          GAIN         DIVIDEND         ENDING
AFFILIATE                           SHARES      ADDITIONS    REDUCTIONS     SHARES         (LOSS)         INCOME           VALUE
------------                       ---------    ---------    ----------     ------        --------       --------         ------

3DO ............................   3,200,000           --     3,200,000           --   $  (2,271,809)           --    $           --
ACT Manufacturing ..............          --    1,000,000     1,000,000           --      11,029,217            --                --
Adaptec ........................   3,310,000    4,190,000     1,500,000    6,000,000     (19,364,004)           --        61,312,500
Amkor Technology ...............   9,050,000    1,707,600     1,257,600    9,500,000      33,737,258            --       147,546,875
Apex ...........................   1,900,000      500,000     2,400,000           --       7,252,066            --                --
ATMI ...........................          --    2,800,000            --    2,800,000              --            --        54,600,000
Autodesk .......................   2,600,000    2,550,000       400,000    4,750,000      (5,266,507)   $1,051,578       127,804,687
C-Cube Microsystems ............   3,400,000    1,700,000     1,500,000    3,600,000      54,175,138            --        43,537,500
Cognex .........................   2,600,000      776,034       376,034    3,000,000      10,018,406            --        66,187,500
CoorsTek .......................          --    1,009,300        49,300      960,000        (443,438)           --        30,030,000
Creative Technology ............   8,300,000      602,000     2,702,000    6,200,000       7,989,222     3,100,000        68,781,250
Credence Systems ...............   1,400,000    1,910,000       510,000    2,800,000       6,132,164            --        65,012,500
CSG Systems International ......   2,000,000    2,070,000       370,000    3,700,000      (4,828,302)           --       173,090,625
CTS ............................          --    1,707,300       857,300      850,000     (27,870,622)      169,281        30,971,875
Dallas Semiconductor ...........   1,200,000    2,525,000            --    3,725,000              --            --        95,453,125
Electro Scientific Industries ..   1,250,000    1,270,000        70,000    2,450,000       3,350,373            --        68,523,437
Electronics for Imaging ........   4,825,000      900,000     1,725,000    4,000,000     (51,914,045)           --        55,875,000
Entegris .......................          --    4,033,000            --    4,033,000              --            --        30,751,625
Integrated Device
  Technology ...................   2,500,000    3,300,000       500,000    5,300,000      11,774,262            --       174,734,375
Internet Appliance
  Network (Series B) ...........          --      809,717            --      809,717              --            --         1,497,977
Kulicke & Soffa
  Industries ...................          --    3,000,000     3,000,000           --     (46,538,666)           --                --
Lattice Semiconductor ..........   4,600,000    4,800,000            --    9,400,000              --            --       172,431,250
Microcosm Technologies
  (Series D) ...................     156,494           --            --      156,494              --            --           999,997
Navigant Consulting ............   3,000,000           --     3,000,000           --     (66,367,015)           --                --
Novellus Systems ...............   2,300,000    6,850,000       850,000    8,300,000      39,233,569            --       297,503,125
Orbotech .......................   2,010,000      900,000       210,000    2,700,000      13,462,607            --       100,659,375
Remedy .........................          --    3,000,000     1,250,000    1,750,000     (40,131,572)           --        28,984,375
Symantec .......................   3,750,000    2,600,000       500,000    5,850,000      (2,247,306)           --       194,695,312
Synopsys .......................   4,800,000      200,000       800,000    4,200,000      (8,357,105)           --       199,106,250
United Microelectronics ........          --    2,000,000            --    2,000,000              --            --        16,500,000
Veeco Instruments ..............          --    1,650,000       200,000    1,450,000        (735,006)           --        58,135,937
Xircom .........................   1,700,000    1,595,700     3,295,700           --    (112,244,991)           --                --
                                                                                       -------------    ----------    --------------
TOTAL ..........................                                                       $(190,426,106)   $4,320,859    $2,364,726,272
                                                                                       =============    ==========    ==============

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.


                                                                            CLASS A
                                                  ----------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                  ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $    47.25  $    30.73  $    23.25  $    23.51  $    21.99
                                                  ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................        (0.44)      (0.38)      (0.28)      (0.33)      (0.26)
Net realized and unrealized gain (loss)
  on investments ..............................       (15.82)      22.45        8.11        6.01        2.84
                                                  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS ..............       (16.26)      22.07        7.83        5.68        2.58
                                                  ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)
                                                  ----------  ----------  ----------  ----------  ----------
TOTAL DISTRIBUTIONS ...........................        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)
                                                  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR ..................   $    25.30  $    47.25  $    30.73  $    23.25  $    23.51
                                                  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN:                                         (37.50)%     74.51%      33.92%      22.95%      11.94%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ........   $3,817,360  $6,454,961  $3,890,596  $3,107,481  $2,414,672
Ratio of expenses to average net assets .......         1.31%       1.39%       1.44%       1.53%       1.68%
Ratio of net investment income (loss) to
  average net assets ..........................        (1.01)%     (1.09)%     (1.13)%     (1.21)%     (1.16)%
Portfolio turnover rate .......................       106.93%     119.23%     126.70%     164.57%     121.32%

-------------------------
See footnotes on page 25.

FINANCIAL HIGHLIGHTS

                                                                   CLASS B                                           CLASS C
                                               ----------------------------------------------------------    ----------------------
                                                            YEAR ENDEDDECEMBER 31,               4/22/96*       YEAR       5/27/99*
                                               ----------------------------------------------      TO          ENDED         TO
                                                  2000        1999        1998        1997      12/31/96      12/31/00    12/31/99
                                               ----------  ----------  ----------  ----------  ----------    ----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .......   $    43.41  $    28.75  $    21.94  $    22.62  $    21.51  $    43.39  $    29.39
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ........................        (0.70)      (0.60)      (0.44)      (0.50)      (0.28)      (0.70)      (0.32)
Net realized and unrealized gain (loss)
  on investments ...........................       (14.30)      20.81        7.60        5.76        2.45      (14.29)      19.87
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS ...........       (15.00)      20.21        7.16        5.26        2.17      (14.99)      19.55
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)      (5.69)      (5.55)
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL DISTRIBUTIONS ........................        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)      (5.69)      (5.55)
                                               ----------  ----------  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF PERIOD .............   $    22.72  $    43.41  $    28.75  $    21.94  $    22.62  $    22.71  $    43.39
                                               ==========  ==========  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN:                                      (37.93)%     73.16%      32.89%      21.96%      10.30%     (37.92)%     69.33%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)....   $1,515,992  $2,143,570  $1,033,105  $  505,342  $  120,848  $  235,243  $  120,403
Ratio of expenses to average net assets ....         2.06%       2.14%       2.19%       2.28%       2.44%+      2.06%       2.07%+
Ratio of net investment income (loss) to
  average net assets .......................        (1.76)%     (1.84)%     (1.88)%     (1.96)%     (1.96)%+    (1.76)%     (1.77)%+
Portfolio turnover rate ....................       106.93%     119.23%     126.70%     164.57%     121.32%++   106.93%     119.23%**


                                                                            CLASS D
                                                  ----------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------------------------------------
                                                     2000        1999        1998        1997        1996
                                                  ----------  ----------  ----------  ----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $    43.38  $    28.72  $    21.91  $    22.61  $    21.35
                                                  ----------  ----------  ----------  ----------  ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................        (0.70)      (0.60)      (0.44)      (0.50)      (0.40)
Net realized and unrealized gain (loss)
  on investments ..............................       (14.29)      20.81        7.60        5.74        2.72
                                                  ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS ..............       (14.99)      20.21        7.16        5.24        2.32
                                                  ----------  ----------  ----------  ----------  ----------

LESS DISTRIBUTIONS:
Distributions from net realized capital gain ..        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)
                                                  ----------  ----------  ----------  ----------  ----------
TOTAL DISTRIBUTIONS ...........................        (5.69)      (5.55)      (0.35)      (5.94)      (1.06)
                                                  ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE, END OF YEAR ..................   $    22.70  $    43.38  $    28.72  $    21.91  $    22.61
                                                  ==========  ==========  ==========  ==========  ==========
TOTAL RETURN:                                         (37.93)%     73.24%      32.94%      21.86%      11.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted).........   $1,157,210  $1,987,773  $1,228,237  $  945,368  $  737,979
Ratio of expenses to average net assets .......         2.06%       2.14%       2.19%       2.28%       2.43%
Ratio of net investment income (loss) to
  average net assets ..........................        (1.76)%     (1.84)%     (1.88)%     (1.96)%     (1.91)%
Portfolio turnover rate .......................       106.93%     119.23%     126.70%     164.57%     121.32%

-------------------------
 + Annualized.
++ For the year ended December 31, 1996.
 * Commencement of offering of shares.
** For the year ended December 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.:

We have audited the accompanying statement of assets and liabilities of Seligman Communications and Information Fund, Inc., including the portfolio of investments as of December 31, 2000, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included inspection or confirmation of securities owned as of December 31, 2000, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Communications and Information Fund, Inc. as of December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the respective-stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 16, 2001

BOARD OF DIRECTORS

JOHN R. GALVIN (2,4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3,4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2,4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2,4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3,4)
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development

RICHARD R. SCHMALTZ (1)
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER (3,4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2,4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICI Mutual Insurance Company
Member of the Board of Governors,
  Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS

-------------------------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS


WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

PAUL H. WICK
VICE PRESIDENT

FRANK J. NASTA
SECRETARY



FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450   Shareholder Services
(800) 445-1777   Retirement Plan Services
(212) 682-7600   Outside the United States
(800) 622-4597   24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-------------------------
Adapted from the Investment Company Institute's 2000 MUTUAL FUND FACT BOOK.

                            SELIGMAN ADVISORS, INC.

                                AN AFFILIATE OF

                                     [LOGO]

                             J. & W. SELIGMAN & CO.

                                  INCORPORATED

                                ESTABLISHED 1864

                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com




THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.

EQC12 12/00                             [Recycle Logo] Printed on Recycled Paper